UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 5, 2014

McGRAW HILL FINANCIAL, INC.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other	(Commission	(IRS Employer
jurisdiction of	File No.)	Identification No.)
incorporation or
organization)

1221 Avenue of the Americas, New York, New York 10020
(Address of Principal Executive Offices) (Zip Code)

(212) 512-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 and 7.01.   Results of Operations and Financial Condition and Regulation FD Disclosure

On November 3, 2014, McGraw Hill Financial, Inc. (the “Registrant” or the “Company”) announced it had completed the previously disclosed sale of McGraw Hill Construction to Symphony Technology Group. As announced on September 22, 2014, the sale price was $320 million in cash and the transaction completes the portfolio rationalization to create McGraw Hill Financial.

Beginning in the third quarter of 2014, the results of operations for McGraw Hill Construction have been reclassified to reflect the business as a discontinued operation and the assets and liabilities of the business have been reclassified as held for sale in the Company’s financial statements.

To assist in the understanding of the Company’s continuing operations, the Company has prepared recasted selected financial information which reflects the reclassification of McGraw Hill Construction out of the Company's continuing operations for each of the three quarters and first nine months of 2014 and for each of the four quarters and the full year of 2013.

The recasted selected financial information is attached as Exhibit 99 to this Form 8-K and is incorporated in this Item 2.02 and Item 7.01 by reference. Pursuant to general instruction B.2 to Form 8-K, the information furnished pursuant to Items 2.02 and 7.01, including Exhibit 99, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

The information in this Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Use of Non-GAAP Financial Measures

Non-GAAP financial measures contained in the exhibits to this report are derived from the Company’s financial statements. This information is provided in order to allow investors to make meaningful comparisons of the Company’s operating performance between periods and to view the Company’s business from the same perspective as Company management. These non-GAAP measures may be different than similar measures used by other companies.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished with this report:

(99)       Recasted selected financial information of the Registrant for each of the three quarters and first nine months of 2014 and for each of the four quarters and the full year of 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

McGraw Hill Financial, Inc.

/s/	Emmanuel N. Korakis
By:	Emmanuel N. Korakis
Senior Vice President and Corporate Controller

Dated:  November 5, 2014

INDEX TO EXHIBITS

Exhibit Number

(99)     Recasted selected financial information of the Registrant for each of the three quarters and first nine months of 2014 and for each of the four quarters and the full year of 2013